Henderson Global Funds Strategic Income Fund	Summary Prospectus March 27, 2017
Class A Shares (HFAAX), Class C Shares (HFACX), Class I Shares (HFAIX), Class R6 Shares (HFARX)
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.henderson.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontactNA@henderson.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated March 27, 2017, are incorporated by reference into (and are considered part of) this Summary Prospectus.
Investment Objective
The Henderson Strategic Income Fund’s (the “Fund”) investment objective is to seek total return through current income and capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 87-88 of the Fund’s prospectus, Appendix A to the Fund’s prospectus, Waivers and Discounts Available from Intermediaries, and the section entitled “Purchases, Exchanges and Redemption Information” on page 98 of the SAI. Investors investing in the Fund through an intermediary should consult Appendix A to the Fund’s prospectus, “Waivers and Discounts Available from Intermediaries,” which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.
Shareholder Fees	Class A	Class C	Class I	Class R6
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage	None (a)	1.00% (b)	None	None
of offering price)
Annual Fund Operating Expenses (expenses you pay each year	Class A	Class C	Class I	Class R6
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.24%	0.25%	0.24%	0.18%
Acquired Fund Fees and Expenses (c)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.06%	1.82%	0.81%	0.75%

(a) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(b) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c) Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.
Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1-Year	3-Year	5-Year	10-Year
Class A	$578	$796	$1,032	$1,708
Class C	$285	$572	$985	$2,137
Class I	$83	$259	$450	$1,002
Class R6	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$578	$796	$1,032	$1,708
Class C	$185	$572	$985	$2,137
Class I	$83	$259	$450	$1,002
Class R6	$77	$240	$417	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), US investment grade corporate debt, US government debt securities and floating rate notes (“FRNs”). For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the US and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:
• the company is organized in, or its primary business office or principal trading market of its equity are located in, the country
• a majority of the company’s assets are located in the country
• a majority of the company’s revenues are derived from the country
The portfolio managers use a process that combines a bottom-up approach to individual security selection rooted in thorough, independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.
In their bottom-up approach, the portfolio managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:
• experience and managerial strength
• debt service capability
• operating outlook
• sensitivity to economic conditions
• current financial condition
• liquidity and access to capital
• asset protection
• structural issues
• covenant protection
• equity sponsorship
The portfolio managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.
Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:
• evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix
• evaluation of country and regional economic environment to support country allocation decisions
• analysis of industry weightings, including stability and growth of industries, cash flows and/or positive equity momentum
The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.
The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33S% of its total assets, including the amount borrowed.
Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements domestic or foreign, floating rate senior secured syndicated bank loans, floating rate unsecured loans and other floating rate bonds, loans and notes. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.
The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. With regard to the Fund, the investment adviser has claimed relief from the definition of commodity pool operator (“CPO”) under revised US Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the investment adviser may claim an exclusion from the definition of CPO and registration as a CPO, with regard to a fund that trades derivatives solely for “bona fide hedging purposes,” or that limits its investment in derivatives to a “de minimis” amount, as defined in CFTC rules. The Fund does not currently expect to use derivatives beyond the thresholds permitted by CFTC Rule 4.5.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements.
Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks that could adversely affect the total return on your investment include:
• High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed. The ratings assigned by credit rating agencies to a security are based on their analyses of the security’s credit quality and may not take into account every risk related to whether interest or principal will be timely paid.
• Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.
• Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
• Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.
• Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)
• Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. As a result, the Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the portfolio managers plays a larger role in valuing these investments as compared to valuing more liquid investments.
• Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.
• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.
• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.
• Small Capitalization and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies. When purchasing and selling small cap securities, the Fund may experience higher transactional costs due to the length of time that might be needed to purchase or sell such securities.
• Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s NAV.
• Investments in Loans Risk. Investments in loans, such as senior floating rate loans, secured and unsecured loans and syndicated bank loans and other similar interests, may incur some of the same risks as other debt securities, including counterparty risk, credit risk, interest rate risk, liquidity risk, prepayment risk and risks associated with high yield (commonly referred to as “junk bond”) securities. Loans may offer a fixed or floating interest rate. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. The Fund’s investments in loans may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. In addition, loan interests may be subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the portfolio managers regard as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.
• Floating Rate Notes (FRNs) Risk. The Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
• Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.
• Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants may adversely impact the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 24.81% and -24.95% for the quarters ended June 30, 2009, and December 31, 2008, respectively.
Average Annual Total Returns for periods ended December 31, 2016				Since
(including maximum sales charges)	1 Year %	5 Year %	10 Year %	Inception %
Class A (Inception September 30, 2003)
Return Before Taxes	0.85%	5.07%	3.03%	4.80%
Return After Taxes on Distributions	(0.08)%	3.39%	1.36%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.61%	3.16%	1.62%	2.98%
Class C (Inception September 30, 2003)
Return Before Taxes	5.17%	5.33%	2.73%	4.38%
Class I (April 29, 2011)[1]
Returns Before Taxes	6.20%	6.38%	3.68%	5.29%
Class R6 (November 30, 2015)[1]
Returns Before Taxed	6.26%	6.39%	3.69%	5.30%
Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deductions for	5.69%	4.51%	4.86%	4.68%
fees, expenses or taxes)
3-Month LIBOR (USD) (reflects no deductions for fees, expenses or taxes)	0.66%	0.38%	1.28%	1.70%

1  The performance for Class I shares for the period prior to April 29, 2011 and Class R6 shares for the period prior to November 30, 2015 is based on the performance of Class A shares. Performance for Class I and Class R6 shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I and Class R6 shares are not subject to a front-end sales charge or a distribution fee.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C, Class I and Class R6 shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.
Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:
• John Pattullo, Co-Head of Strategic Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.
• Jenna Barnard, CFA, Co-Head of Strategic Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.
Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:
Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.”) There is no minimum investment requirement for subsequent purchases of shares of the Fund.
You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the NYSE is open). Purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Fund.
You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly from the Fund.

Tax Information
You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the investment adviser, and/or the adviser’s affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
SUMMPRO-SIF-17